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                                                                    Exhibit 10.3

STATE OF KENTUCKY
COUNTY OF MADISON

                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      FIXTURE FILING AND SECURITY AGREEMENT

                    THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY AGREEMENT ("Mortgage"), made and executed this 11th day of July, 2006, by and among CHURCHILL WEAVERS, INC., a Kentucky corporation, whose address is 916 South Burnside Avenue, Gonzalez, Louisiana 70707, as Party of the First Part, being hereinafter called "Mortgagor"; and THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, whose address is 301 South Tryon Street, Charlotte, Mecklenberg County, North Carolina 28202, as Party of the Second Part, being hereinafter called "Lender";

                                   WITNESSETH:

     That for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Mortgagor and its affiliates as hereinafter set forth, Mortgagor does hereby grant, bargain, mortgage, sell and convey unto Lender and its successors and assigns the following:

     (A) THE LAND. The land (the "Land") situated in Madison County, Kentucky, which is described in detail in Schedule A attached hereto and incorporated herein and made a part of this document for all purposes.

     (B) THE IMPROVEMENTS: TOGETHER WITH (1) all the buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and (2) all fixtures, machinery, appliances, equipment, furniture and personal property of every nature whatsoever now or hereafter owned by Mortgagor and located in or on, attached to, and used or intended to be used in connection with or with the operation of, the Land, buildings, structures or other improvements, or in connection with any construction being conducted or which may be conducted thereon, and all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing, and all of the right, title and interest of Mortgagor in and to any such personal property or fixtures, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and a part of the real property encumbered hereby (hereinafter called the "Improvements").

     (C) EASEMENTS AND OTHER PROPERTY INTERESTS: TOGETHER WITH all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, other real property and interests therein, and all appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property described in

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paragraphs (A) and (B) hereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor by adverse possession or in any other manner.

     (D) TOGETHER WITH (i) all of the estate, right, title and interest of Mortgagor of, in and to all judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property described in paragraphs (A), (B) and (C) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in paragraphs (A), (B) and
(C) hereof or any part thereof, or to any rights appurtenant thereto, and all proceeds of any sales or other disposition of the property described in paragraphs (A), (B) and (C) hereof or any part thereof; and Lender is hereby authorized to collect and receive said awards and proceeds in accordance with this Mortgage and to give proper receipts and acquittances therefor, and (if it so elects) to apply the same in accordance with this Mortgage toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; and (ii) all contract rights, general intangibles, actions and rights in action, including without limitation all rights to insurance proceeds and unearned premiums arising from or relating to the property described in paragraphs (A), (B) and (C) above; and
(iii) all proceeds, products, replacements, additions, substitutions, renewals and accessions of and to the property described in paragraphs (A), (B) and (C).

     (E) TOGETHER WITH all rents, income, accounts receivable and other benefits to which Mortgagor may now or hereafter be entitled from the property described in paragraphs (A), (B) and (C) hereof to be applied against the indebtedness and other sums secured hereby; provided, however, that permission is hereby given to Mortgagor, so long as no Event of Default (as defined in Section 2.01) has occurred hereunder, to collect and use such rents, income and other benefits as they become due and payable, but not in advance thereof. Upon the occurrence of any such Event of Default, the permission hereby given to Mortgagor to collect such rents, accounts receivable, income and other benefits from the property described in paragraphs (A), (B) and (C) hereof shall terminate and such permission shall not be reinstated upon a cure of such Event of Default without Lender's specific written consent.

     The foregoing provisions hereof shall constitute an absolute and present assignment of the rents, income and other benefits from the property described in (A), (B) and (C) above, subject, however, to the conditional permission given to Mortgagor to collect and use such rents, income and other benefits as hereinabove provided; and the existence or exercise of such right of Mortgagor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Mortgagor, and any such subsequent assignment by Mortgagor shall be subject to the rights of Lender hereunder.

     (F) TOGETHER WITH all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the property described in paragraphs (A), (B) and (C) hereof, and all books and records which contain payments made under the leases and all security therefor.


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     (G) TOGETHER WITH (i) the Mortgagor's rights further to encumber the property described in paragraphs (A), (B), (C) and (F) above for debt; and (ii) all of the Mortgagor's rights to enter into any lease or lease agreement.

     All of the property described in paragraphs (A), (B), (C), (D), (E), (F) and (G) above, and each item of property therein described, is hereinafter referred to as the "Property".

     TO HAVE AND TO HOLD the Property and all parts thereof unto Lender and its successors and assigns, forever upon the trust, terms and conditions contained herein.

     This Mortgage is executed and delivered by Mortgagor to secure the following described obligations, liabilities and indebtedness of Mortgagor and its affiliates to Lender (hereinafter collectively referred as the "Obligations"):

          (a) All loans, advances, indebtedness, obligations and liabilities now or from time to time hereafter owing by Mortgagor, Crown Crafts, Inc., a Delaware corporation ("CCI"), Crown Crafts Infant Products, Inc., a Delaware corporation ("CCIP") and Hamco, Inc., a Louisiana corporation ("Hamco"; together with Mortgagor, CCI and CCIP, the "Borrowers" and each a "Borrower"), to Lender under that certain Financing Agreement, dated of even date herewith (such Financing Agreement, as it may hereafter be amended from time to time, being hereinafter called the "Financing Agreement," capitalized terms used but not otherwise defined herein having the same meaning given therein), or under any agreement, instrument or document executed or delivered to Lender in respect of the Financing Agreement or the transactions contemplated thereby, pursuant to which Lender has agreed to make a revolving line of credit available to the Borrowers pursuant to which revolving loans may be made, repaid and re-advanced in accordance with and evidenced by the Financing Agreement up to a maximum aggregate principal amount of such revolving loans outstanding at any one time in the sum of $22,000,000, which revolving loans have a maturity date of July 11, 2009.

          (b) All indebtedness, obligations and liabilities of Mortgagor arising under this Mortgage;

          (c) All advances made by Lender to protect or preserve the Property or the lien hereof on the Property, or for taxes, assessments, insurance premiums, or other advances authorized under the terms of this Mortgage (whether or not Mortgagor remains the owner of the Property at the time of such advance);

          (d) Any and all renewals, extensions, modifications, substitutions, replacements or consolidations of the Note or any other indebtedness, liabilities and obligations described in paragraphs (a), (b) or (c) above; and

          (e) All other obligations, liabilities and indebtedness of every kind and character now or hereafter owing by Mortgagor or any other Borrower to Lender, however created, incurred or evidenced, direct or indirect, absolute or contingent, and whether owing under the Financing Agreement, this Mortgage or the other Loan Documents (as hereinafter


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defined), including without limitation, all "Obligations" of Mortgagor and each other Borrower to Lender, as such term is defined in the Financing Agreement.

     The Financing Agreement, this Mortgage, and all other instruments, agreements, documents and guaranty agreements executed in connection with the Financing Agreement or the transactions contemplated thereby are hereinafter collectively called the "Loan Documents".

     PROVIDED, HOWEVER, that if Mortgagor shall promptly pay or cause to be paid the Obligations secured hereby in accordance with the terms thereof when the same shall become due and payable and shall keep, perform and observe, or cause to be kept, performed and observed, all the terms, conditions and requirements of the Loan Documents and of this Mortgage, then, upon complete payment and satisfaction thereof, this Mortgage shall be null and void and of no further force and effect and shall be released by Lender upon the written request and at the expense of Mortgagor.

                                   ARTICLE ONE

                             COVENANTS OF MORTGAGOR

     Mortgagor covenants and agrees with Lender, or any successor in title as holder of the Obligations secured hereby, as follows:

     1.01 Performance of Loan Documents. Mortgagor shall perform, observe and comply with, or cause to be performed, observed and complied with, all provisions of the Loan Documents and will promptly pay or cause to be paid to Lender the principal with interest thereon of all Obligations when payment shall become due.

     1.02 General Representations, Covenants and Warranties. Mortgagor represents, warrants and covenants that (a) subject only to the rights of others provided in the instruments described in Schedule B attached hereto and incorporated herein, Mortgagor is seized of an indefeasible estate in fee simple in, and has good and absolute title to, the Property, and has good right, full power and lawful authority to encumber the same as provided herein and Lender may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Property in accordance with applicable law and with the terms hereof; (b) the Property is free and clear of all liens, security interests, charges and encumbrances whatsoever except those described in Schedule B; (c) Mortgagor will maintain and preserve the lien of this Mortgage until the Obligations secured hereby have been paid in full; (d) the Property is improved with those improvements described in Schedule C attached hereto and incorporated herein and made a part hereof and has frontage on, and direct access of ingress, egress, and regress to, the street(s) described therein; (e) electric, gas, sewer, water facilities and any other necessary utilities are, and at all times hereafter shall be, available in sufficient capacity to service the Property satisfactorily, and any easements necessary to the furnishing of such utility service to Mortgagor have been obtained; and (f) the representations, warranties and covenants made by Mortgagor in the Loan Documents are incorporated herein by reference and made a part hereof.


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     1.03 Compliance with Laws. Mortgagor covenants and warrants that the
Property presently complies with and will continue to comply with all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental laws and regulations and other applicable laws, rules and regulations which affect the Property and the operations of Mortgagor on the Property. If Mortgagor receives notice from any federal, state or other governmental body that it is not in compliance with any such covenant, ordinance, code, law or regulation, Mortgagor will provide Lender with a copy of such notice and comply with the provisions of such notice promptly.

     1.04 Taxes and Other Charges.

     1.04.1 Taxes and Assessments. Mortgagor shall pay promptly when due all taxes, assessments, rates, dues, charges, fees, levies, fines, impositions, liabilities, obligations and encumbrances of every kind whatsoever now or hereafter imposed, levied or assessed upon or against the Property or any part thereof, or upon or against this Mortgage or the Obligations secured hereby, or upon or against the interest of Lender in the Property, as well as all income taxes, assessments and other governmental charges levied and imposed by the United States of America or any state, county, municipality or other taxing authority upon or against Mortgagor or in respect of the Property or any part thereof.

     1.04.2 Mechanic's and Other Liens. Mortgagor shall not permit or suffer any mechanic's, laborer's, materialman's, statutory or other lien (other than any lien for taxes not yet due) to be created upon or filed against the Property. If Mortgagor shall desire to contest the validity of a lien claimed by any mechanic, laborer or materialman, Mortgagor shall cause the lien to be bonded off in accordance with applicable law, without expense to Lender, or shall furnish such other security with respect thereto as is acceptable to Lender.

     1.04.3 Taxes Affecting Lender's Interest. If any state, federal, municipal or other governmental law, order, rule or regulation, passed subsequent to the date hereof, in any manner changes or modifies existing laws governing the taxation of deeds of trust, mortgages or debts secured by deeds of trust, mortgages, or the manner of collecting taxes so as to materially, adversely affect Lender's security in the Property, the entire balance of the Obligations secured by this Mortgage and all interest accrued thereon shall upon commercially reasonable notice to Mortgagor become due and payable forthwith at the option of Lender.

     1.04.4 Tax Escrow. In order to secure the performance and discharge of Mortgagor's obligations under this paragraph 1.04, but not in lieu of such obligations, Mortgagor, upon Lender's request, will pay over to Lender an amount equal to one-twelfth (1/12th) of the next maturing annual ad valorem taxes, assessments and charges (which taxes, assessments and charges, for purposes of this paragraph, shall include without limitation water and sewer rents, and shall hereinafter be collectively called "Taxes") of the nature described in paragraph 1.04 for each month that has elapsed since the last date to which the Taxes were paid; and Mortgagor will, in addition, during the continuance of an Event of Default and upon Lender's request, pay over to Lender together with each installment of the Obligations sufficient funds (as estimated


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from time to time by Lender in its sole discretion) to permit Lender to pay when due the Taxes. During the continuance of an Event of Default and upon Lender's request, Mortgagor shall also deliver to Lender such additional monies as are required to make up any deficiencies in the amounts necessary to enable Lender to pay the Taxes. Such deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Lender, and no interest shall be payable in respect thereof. Lender may apply to the reduction of the Obligations secured hereby (without prepayment penalty), in such manner as Lender shall determine, any amount under this paragraph 1.04.4 remaining to Mortgagor's credit.

     1.04.5 No Credit Against the Obligations Secured Hereby. Mortgagor shall not claim, demand or be entitled to receive any credit, against the principal or interest payable on the Obligations for so much of the Taxes assessed against the Property or any part thereof or that are applicable to the Obligations secured hereby or to Lender's interest in the Property. No deduction shall be claimed from the taxable value of the Property or any part thereof by reason of the Obligations, this Mortgage or any other instrument securing the Obligations.

     1.04.6 Insurance.

          (a) Mortgagor shall, at its sole expense, keep the Property insured in such amounts and against such risks and damages as is required by the Financing Agreement. All policies of insurance shall contain an endorsement, in form and substance acceptable to Lender, showing loss payable to Lender as its interests appear. Such endorsement, or an independent instrument delivered to Lender, shall provide that the insurance companies will give Lender at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of Mortgagor or any other person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage.

          (b) In order to secure the performance and discharge of Mortgagor's obligations under this paragraph 1.04.6, but not in lieu of such obligations, Mortgagor, during the continuance of an Event of Default, upon Lender's request, will pay over to Lender an amount equal to one-twelfth (1/12th) of the next maturing annual insurance premiums for each month that has elapsed since the last date to which such premiums were paid; and Mortgagor will, in addition, during the continuance of an Event of Default, upon Lender's request, pay over to Lender together with each installment on the Obligations sufficient funds (as estimated from time to time by Lender in its sole discretion) to permit Lender to pay said premiums when due. Such deposits shall not be, nor be deemed to be, trust funds but may be commingled with the general funds of Lender, and no interest shall be payable in respect thereof. During the continuance of an Event of Default, upon Lender's request, Mortgagor shall also deliver to Lender such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such premiums when due.

          (c) Pursuant to its rights granted hereunder in all proceeds from any insurance policies, Lender is hereby authorized and empowered at its option to adjust or compromise any loss under any insurance policies on the Property and to collect and receive the proceeds from


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any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender alone and not to Mortgagor and Lender jointly. After deducting from such insurance proceeds any expenses incurred by Lender in the collection or handling of such funds, the net proceeds received by Lender shall be applied as follows: (i) if a Default (as such term is defined in the Financing Agreement) or Event of Default shall have occurred and is continuing, the entire net proceeds of any insurance claim received by Lender shall, at Lender's option, be applied to the Obligations secured hereby; and (ii) if a Default or Event of Default shall not have occurred and be continuing, then the net proceeds of any claim of less than $50,000 shall be released to Mortgagor to be used solely by Mortgagor for repairing and restoring the Property, and the net proceeds of any claim of more than $50,000 shall be held by Lender for Mortgagor's benefit (subject to the lien of Lender therein as security for the Obligations) and advanced to Mortgagor from time to time, but not more often than monthly, against such requisition or other evidence of restoration or repair of the Property, including architect's or engineer's certificates and copies of bills and invoices for work and materials used in connection therewith, as Lender may reasonably require, without affecting the lien of this Mortgage for the full amount of the Obligations secured hereby. In no event, however, shall any advance be made which will result in the funds remaining with Lender being less than the cost of completion of restoration of the Property as estimated by an architect or engineer reasonably satisfactory to Lender. If, upon completion of restoration of the Property there remain funds with Lender, Lender shall apply the remaining funds to the Obligations secured hereby (without any prepayment penalty). Any funds applied against the Obligations secured hereby shall be applied to particular Obligations, whether then matured or to mature in the future, in such order and in such manner as Lender in its discretion determines. Although Lender intends to use its best efforts to collect such payments in a timely fashion, Lender shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

     1.04.7 Non-Impairment of Lender's Rights. Nothing contained in either of paragraphs 1.04.4 and 1.04.6(b) shall be deemed to affect any right or remedy of Lender under any provision of this Mortgage or of any statute or rule of law to pay any amount required to be paid by paragraphs 1.04.1 and 1.04.6 and to add the amount so paid to the Obligations hereby secured. Although Lender intends to use its best efforts to make such payments in a timely fashion, the arrangements provided for in paragraph 1.04.4 and 1.04.6 are solely for the added protection of Lender and entail no responsibility on Lender's part beyond the allowing of due credit, without interest, for sums actually received by it. Upon assignment of this Mortgage, any funds on hand shall be turned over to the assignee and any responsibility of Lender with respect thereto shall terminate.

     1.05 Condemnation. Lender shall be entitled to all compensation awards, damages, claims, rights of action and proceeds of, or on account of, any damage or taking through condemnation and is hereby authorized, at its option, to commence, appear in and prosecute in its own or Mortgagor's name any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith. All such compensation awards, damages, claims, rights of action and proceeds, and any other payments or relief, and the right thereto, are


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included in the Property and Lender, after deducting therefrom all of its expenses including reasonable attorneys' fees incurred in the collection or handling of such funds, shall apply the net proceeds thereof as follows: (i) if a Default or Event of Default shall have occurred and is continuing, the entire net proceeds of any condemnation award received by Lender shall, at Lender's option, be applied to the Obligations secured hereby, and (ii) if a Default or Event of Default shall not have occurred and be continuing, then the net proceeds of any condemnation award of less than $50,000 shall be released to Mortgagor to be used solely by Mortgagor for repairing and restoring the Property, and the net proceeds of any condemnation award of more than $50,000 shall be held by Lender for Mortgagor's benefit (subject to the lien of Lender therein as security for the Obligations) and advanced to Mortgagor from time to time, but not more often than monthly, against such requisition or other evidence of restoration or repair of the Property, including architect's or engineer's certificates and copies of bills and invoices for work and materials used in connection therewith, as Lender may reasonably require, without affecting the lien of this Mortgage for the full amount of the Obligations secured hereby. In no event, however, shall any advance be made which will result in the funds remaining with Lender being less than the cost of completion of restoration of the Property as estimated by an architect or engineer reasonably satisfactory to Lender. If, upon completion of restoration of the Property there remain funds with Lender, Lender shall apply the remaining funds to the Obligations secured hereby (without any prepayment penalty). Any funds applied against the Obligations secured hereby shall be applied to particular Obligations, whether then matured or to mature in the future, in such order and in such manner as Lender in its discretion determines. Mortgagor agrees to execute such further assignments of any compensation awards, damages, claims, rights of action and proceeds as Lender may reasonably require. Notwithstanding any such condemnation, Mortgagor shall continue to pay interest, computed at the rate provided in the Loan Documents, on the entire unpaid principal amount thereof.

     1.06 Care of Property.

          (a) Mortgagor shall preserve and maintain the Property in good condition and repair, ordinary wear and tear excepted. Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Property or to any part thereof.

          (b) No part of the Property shall be removed, demolished or altered without the prior written consent of Lender, except in the ordinary course of business.

          (c) Lender may enter upon and inspect the Property at any reasonable time during the life of this Mortgage.

          (d) If any part of the Property shall be lost, damaged or destroyed by fire or any other cause, Mortgagor will give immediate written notice thereof to Lender and shall promptly restore the Property to the equivalent of its original condition regardless of whether or not there shall be any insurance proceeds therefor (subject to Lender's obligations set forth in paragraph 1.04(6)(c) and 1.05 hereof). If a part of the Property shall be lost, physically


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damaged, or destroyed through condemnation, Mortgagor will promptly restore, repair or alter the remaining property in a manner satisfactory to Lender.

          (e) No work required to be performed under paragraphs 1.04.6(c), 1.05 or 1.06(d) shall be undertaken until plans and specifications therefor have been submitted to and approved in writing by Lender.

     1.07 Further Assurances. At any time and from time to time, upon Lender's request, Mortgagor shall make, execute and deliver, or cause to be made, executed and delivered, to Lender and where appropriate shall cause to be recorded or filed, and from time to time thereafter to be re-recorded and refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such further deeds of trust, instruments or further assurance, certificates and other documents as Lender may consider necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligations of Mortgagor under the Loan Documents and this Mortgage, and the lien of this Mortgage as a lien upon all of the Property, whether now owned or hereafter acquired by Mortgagor. Upon any failure by Mortgagor to do so, Lender may make, execute, record, file, re-record or refile any and all such deeds of trust, instruments, certificates and documents for and in the name of Mortgagor, and Mortgagor hereby irrevocably appoints Lender the agent and attorney-in-fact of Mortgagor to do so.

     1.08 Security Agreements and Financing Statements. Mortgagor (as Debtor) hereby grants to Lender (as Creditor and Secured Party) a security interest in all fixtures, machinery, appliances, equipment, furniture and personal property of every nature whatsoever constituting part of the Property.

     Mortgagor shall execute any and all such documents, including without limitation, financing statements pursuant to the applicable Uniform Commercial Code, as Lender may reasonably request, to preserve and maintain the priority of the lien created hereby on property which may be deemed personal property or fixtures, and shall pay to Lender on demand any expenses incurred by Lender in connection with the preparation, execution and filing of any such documents. Mortgagor hereby authorizes and empowers Lender to execute and file, on Mortgagor's behalf, all financing statements and refilings and continuations thereof as Lender reasonably deems necessary or advisable to create, preserve and protect said lien. When and if Mortgagor and Lender shall respectively become the Debtor and Secured Party in any Uniform Commercial Code financing statement affecting the Property, this Mortgage shall be deemed a security agreement as defined in said Uniform Commercial Code and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (i) as prescribed herein, (ii) by general law, or (iii) as to such part of the security which is also reflected in said financing statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Lender's sole election.

     Mortgagor and Lender agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating


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from or impairing the express declaration and intention of the parties hereto, hereinabove stated, that everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real estate encumbered by this Mortgage irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Lender, or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. Similarly, the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or (3) Mortgagor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Lender as determined by this instrument or impugning the priority of Lender's lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Lender in the event any court or judge shall at any time hold with respect to (1), (2) and (3) that notice of Lender's priority of interest to be effective against a particular class of persons, including but not limited to the federal government and any subdivisions or entity of the federal government, must be filed in the Uniform Commercial Code records.

     1.09 Assignment of Rents. The assignment contained in paragraph (E) of this Mortgage shall be fully operative without any further action on the part of either party and specifically Lender shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to all rents, income and other benefits from the property described in paragraphs (A), (B), (C) and (D) hereof whether or not Lender takes possession of such property. To the extent permitted under applicable law, Mortgagor hereby further grants to Lender the right (i) to enter upon and take possession of the Property for the purpose of collecting the said rents, income and other benefits, (ii) to dispossess by the usual summary ejectment proceedings any tenant defaulting in the payment thereof to Lender,
(iii) to let the Property or any part thereof, and (iv) to apply said rents, income and other benefits, after payment of all necessary charges and expenses, on account of the Obligations secured hereby. Such assignment and grant shall continue in effect until the Obligations secured hereby are paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of Mortgagor to the entry upon and taking possession of the Property by Lender pursuant to such grant to the extent permitted under applicable law, whether or not enforcement of this Mortgage has been instituted. Neither the exercise of any rights under this paragraph by Lender nor the application of any such rents, income or other benefits to the Obligations secured hereby, shall cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

     1.10 After-Acquired Property. To the extent permitted by and subject to applicable law, the lien of this Mortgage will automatically attach, without further act, to all after-acquired property located in or on, or attached to the Property or any part thereof.

     1.11 Leases Affecting Encumbered Property. Mortgagor represents that the schedule of leases set forth in Schedule C is true and correct; that all such leases are presently in effect and that no default by Mortgagor exists in such leases. As any such lease shall expire or terminate or as any new lease shall be made, Mortgagor shall so notify Lender in order that at all times Lender shall have a current list of all leases affecting the property described in paragraphs
(A), (B) and (C) hereof. The assignment contained in paragraph (F) of this Mortgage shall not be deemed to impose upon Lender any of the obligations or duties of Mortgagor provided in any such lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to enforce this Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Property or any part thereof), and Mortgagor shall comply with and observe its obligations in all material respects as landlord under all leases affecting the Property or any part thereof. Mortgagor, if required by Lender, shall furnish promptly to Lender original or certified copies of all such leases now existing or hereafter created. Mortgagor shall not, without the express prior written consent of Lender, enter into any lease affecting the Property, or materially amend, modify, extend, terminate or cancel, accept the surrender of, subordinate, accelerate the payment of rent as to, or change the terms of any renewal option of any such lease now existing or hereafter created, or permit or suffer an assignment or sublease. Mortgagor shall not accept payment of rent more than one (1) month in advance without the prior written consent of Lender.

     With respect to the assignment contained in paragraph (F) of this Mortgage, Mortgagor shall, from time to time upon request of Lender, specifically assign to Lender as additional security hereunder, by an instrument in writing in such form as may be approved by Lender, all right, title and interest of Mortgagor in and to any and all leases now or hereafter on or affecting the Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Mortgagor to collect the rentals under any such lease. Mortgagor shall also execute and deliver to Lender any notification, financing statement or other document required by Lender to perfect the foregoing assignment as to any such lease. The provisions of this paragraph 1.11 shall be subject to the provisions of said paragraph (F).

     1.12 Lender's Performance of Defaults. If Mortgagor defaults in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term in this Mortgage or the Loan Documents, Lender may, to preserve its interest in the Property, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and costs and expenses incurred or paid by Lender in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Lender together with interest thereon at the Default Rate (as such term is defined in the Financing Agreement) from the date incurred until paid by Mortgagor, shall be added to the Obligations and secured by the lien of this Mortgage. Lender is hereby empowered to enter and authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor.

     1.13 Use of Property. Mortgagor covenants that the Property will be used, if at all, for the purposes set forth in Schedule C.

     1.14 Required Notices. Mortgagor shall notify Lender promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to the Property; (ii) receipt of a notice from any tenant leasing all or any portion of the Property; (iii) any change in the occupancy of the Property; (iv) receipt of any notice from the holder of any other lien or security interest in the Property; or (v) commencement of any judicial or administrative proceedings by or against or otherwise affecting Mortgagor, the Property or any Borrower or entity controlled by or under common control with Mortgagor, or any other action by any creditor thereof as a result of any default under the terms of any loan.

     1.15 Future Indebtedness of Mortgagor. The lien of this Mortgage secures, as of the date hereof, without further act, all Obligations, and any additional indebtedness, whether direct, indirect, existing, future, contingent or otherwise, made by Lender to or for the benefit of Mortgagor and the other Borrowers from time to time hereafter; provided, however, that the total additional indebtedness secured hereby shall in no event exceed the principal sum of Twenty-Two Million Dollars ($22,000,000), plus interest, costs and advances made by Lender to protect or preserve the Property or the lien hereof on the Property, or for taxes, assessments, or insurance premiums as herein provided.

                                   ARTICLE TWO

                                    DEFAULTS

     2.01 Event of Default. The term "Event of Default", wherever used in this Mortgage, shall have the meaning ascribed to such term in the Financing Agreement.

                                  ARTICLE THREE

                                    REMEDIES

     3.01 Acceleration of Maturity. If an Event of Default shall have occurred, then all of the Obligations secured hereby shall, at Lender's option, immediately become due and payable without notice or demand, time being of the essence hereof; and no omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.

     3.02 Lender's Power of Enforcement. If an Event of Default shall have occurred, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, and without regard to whether or not the Obligations shall be due and without prejudice to the right of Lender thereafter to bring any action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (a) to enforce payment of the Obligations or the performance of any term hereof or any other right; (b) to enforce this Mortgage and to sell, as an entirety or in separate lots or parcels, the Property under the judgment or decree of a court or courts of competent jurisdiction; and
(c) to pursue any other remedy available to it. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Lender may determine.

     3.03 Lender's Right to Enter and Take Possession, Operate and Apply Income.

          (a) If an Event of Default shall have occurred, (i) Mortgagor upon demand of Lender shall forthwith surrender to Lender the actual possession and if and to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter upon and take possession of the Property and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor; and
(ii) Mortgagor will pay monthly in advance to Lender on Lender's entry into possession, or to any receiver appointed to collect the rents, income and other benefits of the Property, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Mortgagor, and upon default in any such payment will vacate and surrender possession of such part of the Property to Lender or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

          (b) If Mortgagor shall for any reason fail to surrender or deliver the Property or any part thereof after Lender's demand, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of the Property to Lender, to the entry of which judgment or decree Mortgagor hereby specifically consents. Mortgagor shall pay to Lender, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and compensation to Lender, its attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

          (c) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof, and, from time to time:

               (i) Make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

               (ii) Insure or keep the Property insured;

               (iii) Manage and operate the Property and exercise all the rights and powers of Mortgagor in its name or otherwise with respect to the same;

               (iv) Enter into agreements with others to exercise the powers herein granted Lender, all as Lender from time to time may determine; and Lender may collect and receive all the rents, income and other benefits thereof, including those past due as well as those accruing thereafter; and shall apply the monies so received by Lender in such priority as Lender may determine to (1) the payment of the Obligations; (2) the deposits for taxes and assessments and insurance premiums due; (3) the cost of insurance, taxes, assessments and proper charges upon the Property or any part thereof; (4) the expenses of operating, maintaining, repairing and improving the Property, including without limitation renting commissions and rental collection commissions paid to an agent of Lender or of the receiver; and (5) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Lender. All costs, expenses and liabilities of every character incurred by Lender in managing, operating and maintaining the Property, not paid out of rent as hereinabove provided, shall constitute additional Obligations secured hereby. While in possession of the Property, Lender or the receiver shall be liable to account only for the rents, issues and profits actually received.

     Lender shall surrender possession of the Property to Mortgagor only when all Obligations secured hereby and all amounts under any of the terms of this Mortgage shall have been paid and all defaults cured or waived. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

     3.04 Reserved.

     3.05 Leases. Lender is authorized to enforce this Mortgage subject to the rights of any tenants of the Property, and the failure to make any such tenants parties defendant to any such enforcement proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Lender to collect the sums secured hereby or to collect any deficiency remaining unpaid after the sale of the Property.

     3.06 Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Mortgagor agrees to the full extent permitted by law that in case of a default in its part hereunder, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Property marshalled upon any enforcement of the lien hereof and agrees that any court having jurisdiction to enforce such lien may sell the Property in part or as an entirety.

     3.07 Receiver. If an Event of Default shall have occurred, Lender, to the extent permitted by law and without regard to the value or adequacy of the security for the Obligations secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Property and to collect all rents, income and other benefits thereof and apply the same as the court may direct, and any such receiver shall be entitled to hold, store, use, operate, manage and control the Property and conduct the business thereof as would Lender pursuant to Paragraph 3.03(c) above. The expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Property and to collect all rents, income and other benefits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law and may be exercised concurrently therewith or independently thereof. Lender shall be liable to account only for such rents, income and other benefits actually received by Lender, whether received pursuant to this paragraph or paragraph 3.03. Notwithstanding the appointment of any receiver or other custodian, Lender shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Lender.

     3.08 Suits to Protect the Property. Lender shall have the power and authority to institute and maintain any suits and proceedings as Lender may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Mortgage, (b) to preserve or protect its interest in the Property, and (c) to restrain the enforcement of or compliance with any legislation or other government enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Lender's interest.

     3.09 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor or any guarantor, co-maker or endorser of any of Mortgagor's obligations, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under this Mortgage, the Financing Agreement and any other instrument securing the Obligations, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

     3.10 Application of Monies by Lender.

          (a) Upon the occurrence of an Event of Default, Lender shall be entitled to sue for and to recover judgment against Mortgagor for the whole amount of the Obligations due and unpaid together with costs and expenses, including without limitation, the reasonable compensation, expenses and disbursements of Lender's agents, attorneys and other representatives, either before, after or during the pendency of any proceedings for the enforcement of this Mortgage, and the right of Lender to recover such judgment shall not be affected by any taking possession hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage.

          (b) In case of a sale of all or any part of the Property and the application of the proceeds of sale to the payment of the Obligations secured hereby, Lender shall be entitled to enforce payment from Mortgagor of all Obligations then remaining due and unpaid and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest.

          (c) Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Mortgage upon the

Property or any part thereof or any lien, rights, powers or remedies of Lender hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

          (d) Any monies collected or received by Lender under this paragraph
3.10 shall be applied to the payment of reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Lender, and the balance remaining shall be applied to the payment of the Obligations secured hereby.

          (e) The provisions of this paragraph shall not be deemed to limit or otherwise modify the provisions of any guaranty of the Obligations of Mortgagor to Lender.

     3.11 Delay or Omission; No Waiver. No delay or omission of Lender to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

     3.12 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Lender (a) grants forbearance or an extension of time for the payment of any Obligations secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Financing Agreement; (d) releases any part of the Property from the lien of this Mortgage; (e) consents to the filing of any map, plat or replat of the Land; (f) consents to the granting of any easement on the Land; or (g) makes or consents to any agreement changing the terms of this Mortgage or subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the Obligations of Mortgagor. No such act or omission shall preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default nor shall the lien of this Mortgage be altered hereby, except to the extent of releases as described in subparagraph (d) above of this paragraph 3.12.

     3.13 Discontinuance of Proceedings; Position of Parties Restored. If Lender shall have proceeded to enforce any right or remedy under this Mortgage and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Lender, then and in every such case Mortgagor and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceedings had occurred or had been taken.

     3.14 Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by this Mortgage or the Loan Documents is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given under the Loan Documents, or now or hereafter existing at law, in equity or by statute.

                                  ARTICLE FOUR

                 TRANSFER OR FURTHER ENCUMBRANCE OF THE PROPERTY

     4.01 Transfer or Further Encumbrance of the Property. In the event of any sale, conveyance, transfer, lease, pledge or further encumbrance of the Property or any interest in or any part of the Property, or any further assignment of rents from the Property without the prior written consent of Lender then, at Lender's option, Lender may declare all Obligations to be due and payable immediately without demand or notice. Lender's consent shall be within its sole and absolute discretion, and Lender specifically reserves the right to condition its consent upon (by way of illustration but not of limitation) its approval of the financial management ability of the purchaser, transferee, lessee, pledgee or assignee, upon an agreement to escalate the interest rate on the Obligations to Lender's then current interest rate for similarly situated properties, upon the assumption of the Obligations and this Mortgage by the purchaser, transferee, lessee, pledgee or assignee, upon the receipt of guaranties of the indebtedness satisfactory to Lender or upon payment to Lender of a reasonable assumption fee. Any purchaser, transferee, lessee, pledgee or assignee shall be deemed to have assumed and agreed to pay the Obligations secured by this Mortgage and to have assumed and agreed to be bound by the terms and conditions of this Mortgage, including the terms of this paragraph, unless Lender specifically agrees in writing to the contrary. Mortgagor agrees that in the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, Lender may, without notice to Mortgagor (except as required by applicable law), deal in any way with such successor or successors in interest with reference to this Mortgage and the Obligations hereby secured without in any way vitiating or discharging Mortgagor's liability hereunder or under the Loan Documents. No transfer or encumbrance of the Property or any interest therein and no forbearance or assumption by any person with respect to this Mortgage and no extension to any person of the time for payment of the Obligations hereby secured given by Lender shall operate to release, discharge, modify, change or affect the liability of Mortgagor either in whole or in part, unless Lender specifically agrees in writing to the contrary.

                                  ARTICLE FIVE

                            MISCELLANEOUS PROVISIONS

     5.01 Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, personal representatives, successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage, by or on behalf of Mortgagor or Lender shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     5.02 Addresses for Notices, Etc.

          (a) Except as may be otherwise provided herein, any notice, report, demand or other instrument authorized or required to be given or furnished under this Mortgage to Mortgagor or Lender shall be in writing, shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt, or by telegraph or facsimile and, unless otherwise expressly permitted herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or one (1) business day after deposit in the United States mail, postage prepaid, or, in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of facsimile notice, when sent, answer back, addressed as follows:

     If to Lender, at: The CIT Group/Commercial Services, Inc.
                       301 South Tryon Street
                       Charlotte, North Carolina 28202
                       Attention: Account Executive - Crown Crafts et al. Facsimile No.: 704-339-2894

     with a copy to:   Hunton & Williams LLP
                       Bank of America Plaza, Suite 3500
                       101 South Tryon Street
                       Charlotte, North Carolina 28280
                       Attention: Haywood A. Barnes
                       Facsimile No.: 704-378-4790

     If to Mortgagor:  Churchill Weavers, Inc.
                       c/o Crown Crafts, Inc.
                       916 South Burnside Avenue
                       Gonzalez, Louisiana 70707
                       Attention: Randall Chestnut
                       Facsimile No.: 225-647-9112

     With a copy to:   Rogers & Hardin
                       229 Peachtree Street NE
                       2700 International Tower
                       Atlanta, Georgia 30303
                       Attention: Steven E. Fox
                       Facsimile No.: 404-525-2224

          (b) Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

     5.03 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

     5.04 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained in the Loan Documents shall be deemed invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained in the Loan Documents shall be in no way affected, prejudiced or disturbed thereby; and if any application of any term, restriction or covenant to any person or circumstances is deemed illegal or unenforceable, the application of such term, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

     5.05 Changes, Etc. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by Lender or Mortgagor, as the case may be, against which enforcement of the change, waiver, discharge or termination is sought. The modification hereof or of any of the Loan Documents or the release of any part of the Property from the lien hereof shall not impair the priority of the lien of this Mortgage.

     5.06 Governing Law. This Mortgage shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Kentucky.

     IN WITNESS WHEREOF, Mortgagor has caused this Mortgage and Security Agreement to be duly executed under seal in its corporate name by its duly authorized corporate officers on the day and year first above written.

                                        CHURCHILL WEAVERS, INC.


                                        By: /s/ E. Randall Chestnut
                                            ------------------------------------
                                        Name: E. Randall Chestnut
                                        Title: Vice President


STATE OF Louisiana

Parish OF Ascension

     I, the undersigned authority, a Notary Public in and for said County, in said state, hereby certify that E. Randall Chestnut, the Vice President of Churchill Weavers, Inc., who is personally known to me to be the same person whose name is signed to the foregoing instrument, acknowledged before me on this day that, being informed of the contents of the instrument, he, in his capacity as such Vice President and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

     Given under my hand this the 7th day of July, 2006.

                                        /s/ Doretta Trichel
                                        ----------------------------------------
                                        Notary Public Doretta Trichel ID # 50325
                                        My Commission Expires: is for life
                                        Resident of Ascension Parish

This document was prepared by:

Haywood A. Barnes, Esq.

Hunton & Williams LLP

Bank of America Plaza,

Suite 3500, 101 South Tryon Street

Charlotte, North Carolina 28280

/s/ Haywood A. Barnes
-------------------------------------
Haywood A. Barnes, Esq.